BLACKROCK FUNDS II
BlackRock 20/80 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated August 28, 2024, to the Prospectuses of the Funds, each dated January 26, 2024, as supplemented to date
Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to reimburse each Fund for certain expenses associated with the Fund’s investment in the BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., through June 30, 2026 (the “Total Return Reimbursement Amount”). With respect to each Fund, the Total Return Reimbursement Amount is calculated as the product of (i) the daily market value of the Fund’s assets invested in BlackRock Total Return Fund and (ii) the difference between (a) the total expenses after fees waived and/or reimbursed of Class K Shares in BlackRock Total Return Fund’s most recent annual or semiannual report and (b) 0.06%, divided by the number of days in the calendar year. The Total Return Reimbursement Amount shall be subject to a maximum amount with respect to each Fund equal to the market value each Fund had invested in the Master Total Return Portfolio prior to investing in the BlackRock Total Return Fund. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of BlackRock Funds II or by a vote of a majority of the outstanding voting securities of the Fund.
Effective immediately, each Prospectus is amended as follows:
The sub‑section entitled “Details About the Fund — Information about Underlying Funds and ETFs — Description of Underlying Funds — Fixed-Income Funds” is amended to remove Master Total Return Portfolio and add the following underlying fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Total Return Fund
The investment objective of the BlackRock Total Return Fund (the “Fund”) is to realize a total return that exceeds that of the Bloomberg U.S. Aggregate Bond Index.

The Fund typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to‑be‑announced (“TBA”) securities; debt obligations of U.S. or foreign issuers; municipal securities; and asset-backed securities. The Fund may invest in fixed-income securities of any duration or maturity.

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Total Return Fund (continued)
The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in such U.S. dollar-denominated securities of foreign issuers without limit. The Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments. The Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Fund may also enter into reverse repurchase agreements and mortgage dollar rolls.

The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by the Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investor Service, Inc., S&P Global Ratings or Fitch Ratings, Inc., or in unrated securities of equivalent credit quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, the Master Total Return Portfolio (previously defined as the “Master Portfolio”), a series of the Master Bond LLC (the “Master LLC”), a mutual fund that has the same investment objectives and strategies as the Fund. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this prospectus uses the term “Fund” to include the Master Portfolio. The Fund will cease to invest in the Master Portfolio as part of a “master/feeder” structure and will instead operate as a standalone fund effective on or about March 11, 2024. As of such date, all references to the “Total Return Fund” or the “Fund” in this prospectus will no longer include the Master Portfolio. The investment objective, process, strategies and risks of the Fund are substantially similar to those of the Master Portfolio.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as ETFs, which are designed to provide this exposure without direct investment in physical commodities.

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Total Return Fund (continued)
The Fund may also gain exposure to commodity markets by investing, through the Master Portfolio, up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the Master Portfolio formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Shareholders should retain this Supplement for future reference.
ALLPRO‑TA‑0824SUP

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